Exhibit 99.1

Moleculin Biotech, Inc. Reports Financial Results for the First Quarter Ended March 31, 2016

Successful IPO Listing on Nasdaq Provides Funding for Commencement of Phase II Clinical Trial for Annamycin, for the treatment of relapsed or refractory AML

NEW YORK and HOUSTON – June 16, 2016 – Moleculin Biotech, Inc., (NASDAQ: MBRX) ("Moleculin" or the "Company"), a preclinical and clinical-stage pharmaceutical company focused on the development of anti-cancer drug candidates, some of which are based on license agreements with The University of Texas System on behalf of the M.D. Anderson Cancer Center (“MD Anderson”), today announced its financial and operating results for the first quarter ended March 31, 2016.

During the first quarter, key activities include:

•	Preparations for initial public offering; and
•	Bridge financing through issuances of convertible notes and equity issuances.

Planned activities and milestones for the remainder of 2016 include:

•	Apply for Orphan Drug status and prepare to submit for Investigational New Drug status and Special Protocol Assessment directed toward a pivotal Phase IIb clinical trial for liposomal Annamycin, an anthracycline for the treatment of relapsed or refractory acute myeloid leukemia (R/R AML);
•	Strengthen license and IP portfolio; and
•	Develop pipeline assets, including the Company’s other two molecular portfolios.

Walter Klemp, Chairman of Moleculin commented: “We are very pleased that our planning and activities in the first quarter have resulted in the successful initial public offering of our Company on May 31st, allowing us to raise the necessary funds to pursue our target therapeutic development objectives for liposomal Annamycin for relapsed and refractory adult AML, in addition to two other drug development projects, WP1066 and WP1122. We are excited about our prospects ahead, and believe we have sufficient funds to support our activities through commencement of our planned Phase II registration trial for Annamycin.”

Financial Results for the First Quarter Ended March 31, 2016

Research and development expense was $15,000 for the three months ended March 31, 2016 and represents accrued license fees.

General and administrative expense was $305,571 for the three months ended March 31, 2016. The expense mainly included professional fees to our consultants, attorneys and accountants for services related to our initial public offering and related filing fees and the compensation related to our Chief Financial Officer.

Interest expense included expense accrued on our convertible promissory notes issued in 2015 and 2016 bearing interest at the rate of 8% per annum.

The Company’s operating loss for the three months ended March 31, 2016 amounted to $332,241.

As of March 31, 2016, the Company had approximately $260,000 in cash. Subsequent to March 31, 2016 and through May 2, 2016, the Company sold 105,463 common shares for $316,389. On May 31, 2016, the Company completed its initial public offering, pursuant to which 1,540,026 shares of common stock at $6.00 per share were sold for net proceeds of approximately $8,459,493, after deducting underwriting discounts and commissions and offering expenses.

Net cash used in operating activities was $289,927 for the three months ended March 31, 2016 and mainly included payments made to our consultants, attorneys and accountants for services related to our initial public offering and related filing fees and the compensation related to our Chief Financial Officer.

Net cash used in investing activities was $30,000 for the three months ended March 31, 2016 and represents amounts loaned to Moleculin, LLC.

Net cash provided by financing activities was $551,499 for the three months ended March 31, 2016. We received $165,000 from issuance of convertible notes and $386,499 from issuance of restricted common stock at $3 per share.

(Tables to follow)

About Moleculin Biotech, Inc.

Moleculin Biotech, Inc. is a preclinical and clinical-stage pharmaceutical company focused on the development of anti-cancer drug candidates, some of which are based on discoveries made at M.D. Anderson Cancer Center. Our lead product candidate is Annamycin, a Phase II clinical stage anthracycline for the treatment of relapsed or refractory acute myeloid leukemia, more commonly referred to as AML. We also have two pre-clinical small molecule portfolios, one of which is focused on the modulation of hard-to-target tumor cell signaling mechanisms and the recruitment of the patient’s own immune system. The other portfolio targets the metabolism of tumors.

For more information about the offering, please visit http://www.moleculin.com

Forward-Looking Statements

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements in this press release include, without limitation, applying for Orphan Drug status and preparing to submit for Investigational New Drug status and Special Protocol Assessment directed toward a pivotal further Phase IIb clinical trial for liposomal Annamycin; strengthening the Company’s license and IP portfolio; and developing our pipeline of assets, including the Company’s other two molecular portfolios. These statements relate to future events, future expectations, plans and prospects. Although Moleculin Biotech believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Moleculin Biotech has attempted to identify forward-looking statements by terminology including ''believes,'' ''estimates,'' ''anticipates,'' ''expects,'' ''plans,'' ''projects,'' ''intends,'' ''potential,'' ''may,'' ''could,'' ''might,'' ''will,'' ''should,'' ''approximately'' or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under the heading "Risk Factors" in our Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission on February 1, 2016, as amended (Registration No. 333-209323).  Any forward-looking statements contained in this release speak only as of its date. We undertake no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Contacts

Walter Klemp, Chairman

Moleculin Biotech Inc.

wklemp@moleculin.com

PCG Advisory Group

Investors:

Kirin M. Smith

Chief Operating Officer

D: 646.863.6519

E: ksmith@pcgadvisory.com

Media:

Sean Leous

sleous@pcgadvisory.com

Chief Communications Officer
D:646.863.8998

E: sleous@pcgadvisory.com

Moleculin Biotech, Inc.
Balance Sheets
(Unaudited)

	March 31, 2016	December 31, 2015

Assets
Current Assets:
Cash and cash equivalents	$259,663	$28,091
Note receivable - Moleculin, LLC	30,000	-

Total Assets	$289,663	$28,091

Liabilities and Stockholders' Deficit

Current Liabilities:
Accounts payable and accrued expenses	$363,003	$322,790
Convertible notes payable	615,000	450,000

Total Liabilities	978,003	772,790

Commitments and contingencies

Stockholders' Deficit:
Common stock, $0.001 par value; 20,000,000 authorized, 6,789,833 and 6,661,000 shares issued and outstanding, respectively	6,790	6,661
Subscription receivable	(3,000)	(3,000)
Additional paid-in capital	388,471	-
Accumulated deficit	(1,080,601)	(748,360)
Total Stockholders' Deficit	(688,340)	(744,699)

Total Liabilities and Stockholders' Deficit	$289,663	$28,091

Moleculin Biotech, Inc.
Statement of Operations (Unaudited)

For the Three Months Ended March 31, 2016

Revenue	$—

Operating expenses:
Research and development	15,000
General and administrative	305,571

Total operating expenses	320,571

Loss from operations	(320,571)

Other expense:
Interest expense	(11,670)

Net loss	$(332,241)

Net loss per common share - basic and diluted	$(0.05)
Weighted average common shares outstanding - basic and diluted	6,717,767

Moleculin Biotech, Inc.
Statements of Cash Flows
(Unaudited)

For the Three
Months Ended
March 31,
2016
Cash Flows From Operating Activities:
Net loss	$(332,241)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	2,101
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	40,213
Net Cash Used In Operating Activities	(289,927)

Cash Flows From Investing Activities:
Investment in note receivable - Moleculin, LLC	(30,000)
Net Cash Used In Investing Activities	(30,000)

Cash Flows From Financing Activities:
Proceeds from stock issuance	386,499
Proceeds from convertible notes payable	165,000
Net Cash Provided By Financing Activities	551,499

Net change in cash and cash equivalents	231,572

Cash and cash equivalents, at beginning of period	28,091

Cash and cash equivalents, at end of period	$259,663

Supplemental disclosures of cash flow information:
Cash paid for interest	$—
Cash paid for income taxes	$—